CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2022	NexPoint Real Estate Strategies

Shares		Amortized Cost ($)	Value ($)
Common Stock — 79.0%

Real Estate — 8.3%
20,000	Healthcare Trust of America, Class A, REIT	594,155	626,800
72,414	Washington Real Estate Investment Trust, REIT(k)	1,757,848	1,846,557
13,400	Whitestone, Class B, REIT	131,214	177,550

			2,650,907

Real Estate Investment Trust — 70.7%
28,052	Bluerock Residential Growth, Class A, REIT(k)	379,522	745,342
851,292	Caddo Timberland Investment Partnership LP (b)(c)(d)	110,314	885,344
160,205	IQHQ, Inc. (b)(c)(d)	2,500,005	3,146,426
281,817	NexPoint Real Estate Finance (e)(k)	5,662,628	6,369,072
36,822	NexPoint Residential Trust, Inc., REIT(e)(k)	792,806	3,325,395
2,005	NexPoint Storage Partners, Inc. (b)(c)(d)(e)	1,689,782	2,793,558
55,029	United Development Funding IV, REIT(b)(c)(d)	106,980	54,479
87,469	Vinebrook (b)(c)(e)	2,692,088	5,235,028

			22,554,644

	Total Common Stock (Cost $16,417,342)		25,205,551

Asset-Backed Securities — 0.9%
300,000	CIFC Funding, Series 2014-4RA, Class SUB 0.00%, 1/17/2035 (a)(f)(g)(h)	94,500	102,750
250,000	CIFC Funding, Ltd., Series 2015-1A 0.00%, 1/22/2031 (a)(f)(g)(h)	200,050	95,000
250,000	CIFC Funding, Ltd., Series 2014-5A, Class SUB 0.00%, 10/17/2031 (a)(b)(c)(f)(g)(h)	193,624	91,250

	Total Asset-Backed Securities (Cost $488,174)		289,000

Shares		Amortized Cost ($)	Value ($)
Agency Collateralized Mortgage Obligation — 0.1%
336,832	FHLMC Multifamily Structured Pass Through Certificates, Series K097, Class X3 2.02%, 9/25/2046 (h)(i)	33,111	41,577

	Total Agency Collateralized Mortgage Obligations (Cost $33,111)		41,577

Cash Equivalents — 30.0%

Money Market Fund — 30.0%
9,560,896	Dreyfus Treasury Obligations Cash Management, Institutional Class 0.160%(j)	9,560,896	9,560,896

	Total Cash Equivalents (Cost $9,560,896)		9,560,896

Total Investments - 110.0%			35,097,024

(Cost $26,499,523)

Securities Sold Short — (5.9)%
Common Stock — (5.9)%
Real Estate — (5.9)%
(71,500)	Independence Realty Trust, Inc.		(1,890,460)

	Total Securities Sold Short - (5.9)% (Proceeds $1,618,911)		(1,890,460)

Other Assets & Liabilities, Net - (4.1)%			(1,304,749)

Net Assets - 100.0%			31,901,815

(a)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments
(b)

Securities with a total aggregate value of $12,206,085, or 38.3% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(continued)

As of March 31, 2022	NexPoint Real Estate Strategies

(c)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $12,206,085, or 38.3% of net assets, were fair valued under the Fund’s valuation procedures as of March 31, 2022. Please see Notes to Financial Statements.

(d)	Non-income producing security.
(e)	Affiliated issuer. Assets with a total aggregate fair value of $17,723,053, or 55.6% of net assets, were affiliated with the Fund as of March 31, 2022.
(f)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(g)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At March 31, 2022, these securities amounted to $289,000 or 0.9% of net assets.

(h)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(i)	As of March 31, 2022, investments with a total aggregate value of $41,577 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.
(j)	Rate shown is 7 day effective yield.
(k)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $7,779,317.

Ltd. — Limited

REIT — Real Estate Investment Trust

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)(concludeed)

As of March 31, 2022	NexPoint Real Estate Strategies

Reverse Repurchase Agreements outstanding as of March 31, 2022 were as follows:

Counterparty	Collateral Pledged	Interest Rate %	Trade Date	Repurchase Amount	Principal Amount	Value
Mizuho Securities	FHLMC Multifamily Structured Pass Through Certificates, Series K97, Class X3, 9/25/2046	1.35	3/10/2022	$(28,000)	$(28,000)	$(28,000)

Total Reverse Repurchase Agreements					$(28,000)	$(28,000)

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2022	NexPoint Real Estate Strategies

Organization

NexPoint Real Estate Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund commenced operations on July 1, 2016. This report includes information for the three months ended March 31, 2022. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related securities. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management Fund Advisors, L.P. (“Highland”), is the investment adviser to the Fund.

Fund Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value (each a “Share” and collectively, the “Shares”). The Fund currently offers the following three share classes to investors, Class A, Class C and Class Z Shares. A fourth share class, the Class L Shares, has been registered but is not currently offered. Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is 5.75%. There is no front-end sales charge imposed on individual purchases of Class A Shares of $500,000 or more. The front-end sales charge is also waived in other instances as described in the Fund’s prospectus. Purchases of $500,000 or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares is 1.00% within the first eighteen months of purchase and 0.00% thereafter. No front-end or CDSCs are assessed by the Trust with respect to Class Z Shares of the Fund.

Basis for Consolidation

The Fund consolidates NRESF REIT Sub, LLC (“NRESF REIT”), a Delaware wholly owned subsidiary, for financial reporting purposes. NRESF REIT is a real estate investment trust and its sole investment, Vinebrook, and its operations are included within the consolidated financial statements of the Fund. All inter-company accounts and transactions have been eliminated in the consolidation. The Fund is the sole shareholder of NRESF REIT, and it is intended that the Fund will remain the sole shareholder and will continue to wholly own and control NRESF REIT. NRESF REIT will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund when viewed on a consolidation. As of March 31, 2022, NRESF REIT reflected 16.41% of the Fund’s net assets.

Valuation of Investments

The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”), or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2022	NexPoint Real Estate Strategies

reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of March 31, 2022, the Fund’s investments consisted of Real Estate Investment Trusts (“REITs”) and other real estate investments, common stocks, asset-backed securities, collateralized mortgage obligations and cash equivalents.

The fair value of the Fund’s common stocks that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity issued by Real Estate Investment Trusts (“REITs”)

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2022	NexPoint Real Estate Strategies

that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represent fair value. These investments will generally be categorized as Level 2 liabilities.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of March 31, 2022 is as follows:

	Total value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
NexPoint Real Estate Strategies Fund
Assets
Common Stock
Real Estate	$2,650,907	$2,650,907	$—	$—
Real Estate Investment Trust	22,554,644	4,070,737	6,369,072	12,114,835
Asset-Backed Securities	289,000	—	197,750	91,250
Agency Collateralized Mortgage Obligations	41,577	—	41,577	—
Cash Equivalents	9,560,896	9,560,896	—	—

Total Assets	35,097,024	16,282,540	6,608,399	12,206,085

Liabilities
Securities Sold Short
Common Stock
Real Estate	(1,890,460)	(1,890,460)	—	—

Total Liabilities	(1,890,460)	(1,890,460)	—	—

Total	$33,206,564	$14,392,080	$6,608,399	$12,206,085

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2022	NexPoint Real Estate Strategies

The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the period ended March 31, 2022.

Issuer	Balance as of December 31, 2021	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains	Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)	Return of Capital	Ending Value as of March 31, 2022	Change in Unrealized Appreciation (Depreciation) from Investments held at March 31, 2022

Common Stock
Caddo Timberland Investment Partnership LP	$885,344	$—	$—	$—	$—	$(1,435)	$—	$—	$1,435	$885,344	$(1,435)
United Development Funding IV	56,130	—	—	—	—	(1,651)	—	—	—	54,479	(1,651)
IQHQ, Inc.	2,920,537	—	—	—	—	225,889	—	—	—	3,146,426	225,889
Vinebrook	4,688,259	—	—	—	—	500,869	45,900	—	—	5,235,028	500,869
NexPoint Storage Partners, Inc.	2,793,558	—	—	—	—	—	—	—	—	2,793,558	—
LLC Interest
SFR WLIF I, LLC	1,897,384	—	—	—	(56,280)	102,616	—	(1,943,720)	—	—	102,616
Asset-Backed Securities
CIFC Funding, Ltd.	100,000	—	—	1,278	—	(10,028)	—	—	—	91,250	(10,028)

Total	$13,341,212	$—	$—	$1,278	$(56,280)	$816,260	$45,900	$(1,943,720)	$1,435	$12,206,085	$816,260

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the three months ended March 31, 2022, there were no transfers in or out of Level 3. Determination of fair value is uncertain because it involves subjective judgments and estimates that are unobservable.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at March 31, 2022	Valuation Technique	Unobservable Inputs	Input Value(s)
Common Stock	$12,114,835	Transaction Indication of Value	Offer Price Per Share	$1.10
		Discounted Cash Flow	Discount Rate	9.50%
		Net Asset Value	N/A	N/A
		Multiple Analysis	NAV/sh multiple	$19.64
			Value per Acre Multiple	$1,600-$1,800 ($1,700)
Asset-Backed Securities	91,250	Third Party Indication of Value	Broker Quote	Various

Total	$12,206,085

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2022	NexPoint Real Estate Strategies

The significant unobservable inputs used in the fair value measurement of the Fund’s common stock positions are the discount rate, offer price per share, net asset value per share multiple, and value per acre multiple. A Significant increase (decrease) in in these inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund’s asset backed security positions is the broker quote. A significant increase (decrease) in this input in isolation could result in a significantly higher (lower) fair value measurement.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2022	NexPoint Real Estate Strategies

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund for the period ended March 31, 2022:

Issuer	Shares at December 31, 2021	Beginning Value as of December 31, 2021	Value of Transfers In	Value of Transfers Out	Purchases at Cost	Proceeds from Sales	Distribution to Return of Capital	Net Realized Gain/ Loss on the Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of March 31, 2022	Shares at March 31, 2022	Affiliated Income
Other Affiliates
Vinebrook (Common Stocks)	86,595	$4,688,259	$—	$—	$45,900	$—	$—	$—	$500,869	$5,235,028	87,469	$45,900
NexPoint Residential Trust, Inc. REIT (Common Stocks)	36,822	3,086,788	—	—	—	—	(11,225)	—	249,832	3,325,395	36,822	13,993
NexPoint Real Estate Finance (Common Stocks)	170,910	3,290,018	—	—	2,187,083	—	—	—	891,971	6,369,072	281,817	140,909
NREF OP I, L.P. REIT (LLC Interest)	12,342	237,582	—	—	1,943,710	(2,187,093)	(3,456)	—	9,257	—	—	—
NexPoint Storage Partners, Inc.	2,005	2,793,558	—	—	—	—	—	—	—	2,793,558	2,005	—
SFR WLIF I, LLC	2,000,000	1,897,384	—	—	—	(1,943,720)	—	(56,280)	102,616	—	—	—

Total	2,308,674	$15,993,589	$—	$—	$4,176,693	$(4,130,813)	$(14,681)	$(56,280)	$1,754,545	$17,723,053	408,113	$200,802